Exhibit 10.12

AMENDMENT NO. 5 TO PROMISSORY NOTES

This Amendment No. 5 to Promissory Notes (this “Amendment”) dated this 7th day of April, 2020, by and among Coro Global Inc. (formerly known as Hash Labs Inc.), a Nevada corporation (the “Company”) and Lyle Hauser, an individual (the “Holder”).

WHEREAS, the Holder is the holder of certain outstanding promissory notes (collectively, the “Notes”) of the Company, consisting of (i) a promissory note, dated on or about January 14, 2019, in the original principal amount of $70,384.32, as amended by amendment No. 1 thereto, dated April 9, 2019, amendment No. 2 thereto, dated July 3, 2019, amendment No. 3 thereto, dated October 1, 2019, and amendment no. 4 thereto, dated January 17, 2020; and (ii) an original issue discount promissory note, dated on or about February 28, 2019, in the original principal amount of $110,000 (of which $100,000 has been repaid, leaving an outstanding balance of $10,000), as amended by amendment No. 1 thereto, dated April 9, 2019, amendment No. 2 thereto, dated July 3, 2019, amendment No. 3 thereto, dated October 1, 2019, and amendment No. 4 thereto, dated January 17, 2020;

WHEREAS, the Company and the Holder desire to amend the Notes as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1.            The maturity date of each of the Notes is hereby amended to be June 30, 2020.

2.            In consideration for the extension of the maturity date of the Notes, the Company shall, promptly following execution of this Amendment, issue to the Holder or his designee 33,000 shares of common stock.

3.            Except as modified herein, the terms of the Notes shall remain in full force and effect.

4.            This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CORO GLOBAL INC.

By:	/s/ J. Mark Goode
Name: J. Mark Goode
Title: Chief Executive Officer

By:	/s/ Lyle Hauser
Lyle Hauser